UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 21, 2014

Location Based Technologies, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-139395	20-4854758
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

49 Discovery, Suite 260, Irvine, California 92618

(Address of Principal Executive Offices) (Zip Code)

(888) 600-1044

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registration under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(k) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This release contains certain forward-looking statements of our intentions, hopes, beliefs, expectations, strategies, and predictions with respect to future activities or other future events or conditions within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are usually identified by the use of words such as “believe,” “will,” “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “should,” “could,” or similar expressions. These statements are only predictions and involve known and unknown risks, uncertainties and other factors. Actual results may materially different from the results, levels of activity, performance or achievements, express or implied by these forward-looking statements.

Although we believe that the assumptions underlying the forward-looking statements contained in this report are reasonable, any of the assumptions could be inaccurate, and, therefore, there can be no assurance that the forward-looking statements included in this report will prove to be accurate. We will not update these statements unless the securities laws require us to do so. Accordingly, you should not rely on forward-looking statements because they are subject to known and unknown risks, uncertainties, and other factors that may cause our actual results to differ materially from those contemplated by the forward-looking statements.

Item 7.01 Regulation FD Disclosure

(IRVINE, Calif.), May 27, 2014 -- Location Based Technologies® Inc. (OTCBB:LBAS) released a letter to its shareholders from CEO, Dave Morse which discloses the following information:

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LBT was awarded a 15-month exclusive contract to integrate the Department of Energy’s (the, “DOE”) VERDE (Visualizing Energy Resources Dynamically on the Earth) platform, used by the Federal Emergency Management Agency, with LBT’s proprietary geo-location platform and will be offered commercially through LBT to utility companies in both the public and private sectors.

-	Integration of LBT and Verde platforms underway and will complete within 30 days.

-	LBT plans to work with channel partners who currently service major accounts in the utility market, as well as seeking GPS technology partners.

-	The DOE and LBT will jointly introduce the VERDE-enhanced LBT system to utility companies.

-	In the US and Canada, LBT is working with Synnex to develop key account plans to offer PocketFinder consumer products online.

-	LBT is working with Ingram Micro with the intent that Ingram Micro will distribute LBT’s products.

-	LBT had a 150% sales increase over our previous year-end holiday sales season.

-	The average street price for PocketFinder product has raised about 25% since February.

-	LBT affirms its earlier projection that it may be able to generate $4,000,000 to $5,000,000 of revenue in the calendar year 2014 (excluding any sales to US military).

A copy of the letter is attached as Exhibit 99.1.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

Item 9.01.  Financial Statements and Exhibits

Exhibit #	Description
99.1	Press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCATION BASED TECHNOLOGIES, INC.

Date: May 27, 2014	By:	/s/ David Morse
David Morse
Chief Executive Officer